Borrowings - Schedule (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
LONG TERM DEBT [Abstract]
Senior Notes	$ 375,000	$ 375,000
Loan for Nazira	390	459
Total borrowings	375,390	375,459
Less: current portion	(69)	(69)
Less: deferred financing costs, net	(7,822)	(8,750)
Total long-term borrowings	$ 367,499	$ 366,640